MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO
SEMIANNUAL REPORT


Dear Contract Owner,                                             August 20, 1999

We are pleased to present you with the semiannual report for the Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio for the six-month period ended June 30, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC]
     Bond prices ended the period lower, with long-term interest rates up almost one percentage point vs. The beginning of the period. From January to June, the Treasury yield curve flattened as rates for bonds with maturities of two years rose more than those of bonds with maturities of 30 years. The overall bond market suffered losses as spreads (the difference in yield or income that securities must pay to compensate for the additional risk) over Treasurys widened. We attribute this widening to: profit-taking in the corporate and mortgage sectors; heavy net issuance of asset-backed securities, commercial mortgage-backed securities and high-yield bonds; and uncertainty about the Federal Reserve's moves.

INFLATION FEARS RESURFACE

     Inflation risk became the dominant theme driving bond yields, as the markets reacted to improving economic prospects in Asia and Latin America, rapidly growing U.S. demand, higher oil prices and fears that future wage increases would not be offset by commodity deflation. The Federal Reserve raised the federal funds rate by 0.25% on June 30 and assumed a neutral stance, meaning it had no predisposition to raise or lower rates at its meeting in August.

OUTLOOK

     Our outlook for calendar-year 1999 calls for gross domestic product growth of about 3% and inflation around 2%. Currently, there are no signs of recession. We expect the Federal Reserve to raise rates by another 0.25% and believe the economy will most likely slow down moderately. We expect the long bond to remain around 6%. Global growth and rising commodity prices represent risks to the bond marketsif inflation rises, then current historically low inflation-risk premiums could also rise, resulting in a greater rise in interest rates.

SEMIANNUAL REPORT

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE--TOTAL RETURNS FOR PERIODS ENDED 6/30/99

                                Cumulative           Annualized
----------------------------------------------------------------
   Six Months                     -3.16%               N/A
   One Year                       -0.61%              -0.61%
   Five Years                     30.21%               5.42%
   Since Inception 11/8/93        17.80%               2.94%
--------------------------------------------------------------------------------

Past performance does not guarantee future performance. Total return calculations assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Total returns for periods of less than one year are not annualized. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

     The Portfolio began the period with reduced exposure to corporate bonds, in response to the sector's poor liquidity and high volatility at the time. We retained the Portfolio's mortgage allocation, however, as we believed mortgages' high credit quality and wide yield spreads to Treasurys would lead to good performance. As global uncertainty faded in the early part of 1999, we gradually rebuilt the Portfolio's corporate bond position. The Portfolio's mortgage exposure (31.9%) helped performance for the period; lower than normal exposure to corporates (49.1%) detracted slightly.1 Losses in the overall bond market also hurt Portfolio performance.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

Asset Allocations(1)

                                 Portfolio %         Portfolio %
                                as of 6/30/99       as of 12/31/98
--------------------------------------------------------------------
   Corporates                       49.1                20.0
   Mortgage Backed                  31.9                33.1
   U.S. Treasurys                    8.9                45.8
   Agencies                         10.1                 1.1
--------------------------------------------------------------------
   Total                           100.0               100.0

(1) Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO
SEMIANNUAL REPORT

     We are comfortable with the Portfolio's current exposure based on our belief that the Federal Reserve is likely to raise rates moderately, and that the economy will most likely land softly. We still consider corporate bonds attractive from a risk/reward standpoint--we believe the sector's fundamentals (strong economy and rising corporate profits) will ultimately prevail over temporary poor technical conditions. Spreads to Treasurys are still wider than average and seem likely to narrow. We expect to maintain the Portfolio's defensive stance, targeting a lower than normal level of interest rate risk.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

Portfolio Characteristics

                                As of 6/30/99        As of 12/31/98
--------------------------------------------------------------------------------
   Weighted Average Life         10.44 Yrs              11.30 Yrs
   Weighted Average Duration      5.29 Yrs               5.66 Yrs
   Credit Quality                  Aa1/AA+             AAA/Agency
--------------------------------------------------------------------------------

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Margo Alexander           /s/ Brian M. Storms

MARGO ALEXANDER               BRIAN M. STORMS
Chairman and                  President and
Chief Executive Officer       Chief Operating Officer
Mitchell Hutchins             Mitchell Hutchins
Asset Management Inc.         Asset Management Inc.

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1999(UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                                            MATURITY DATES      INTEREST RATES      VALUE
---------                                                       --------------------  ----------------  ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--20.18%
  $ 610     Federal Home Loan Mortgage Corporation Discount
              Notes @.........................................        07/14/99             4.860%       $   608,929
     38     Federal National Mortgage Association.............        02/13/04             5.125             36,411
    273     U.S. Treasury Bonds...............................  08/15/13 to 02/15/21  7.875 to 12.000       336,040
    200     U.S. Treasury LINCS...............................        08/15/09             6.000            191,735
     35     U.S. Treasury Notes...............................        04/30/02             6.625             35,875
                                                                                                        ------------
Total U.S. Government and Agency Obligations
  (cost--$1,227,752)..........................................                                            1,208,990
                                                                                                        ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--7.39%
    296     GNMA..............................................        01/15/24             7.000            292,818
    142     GNMA..............................................        11/15/17             8.500            149,722
                                                                                                        ------------
Total Government National Mortgage Association Certificates
  (cost-- $427,691)...........................................                                              442,540
                                                                                                        ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--2.99%
    185     FHLMC TBA (cost -- $178,294)......................          TBA                6.500            178,930
                                                                                                        ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--16.67%
     48     FNMA..............................................        12/01/08             6.000             46,024
    210     FNMA TBA..........................................          TBA                6.500            206,916
    407     FNMA..............................................  04/01/09 to 10/01/23       7.000            404,144
    263     FNMA..............................................        07/01/09             7.500            267,709
     72     FNMA TBA..........................................          TBA                8.000             74,011
                                                                                                        ------------
Total Federal National Mortgage Association Certificates
  (cost--$979,757)............................................                                              998,804
                                                                                                        ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--6.67%
     82     Amresco Commercial Mortgage Funding I Corp.,
              Series 1997-C1, Class A1........................        06/17/29             6.730             82,018
     14     FDIC REMIC Trust, Series 1994-C1, Class 2A2.......        09/25/25             7.850             13,600
     30     FDIC REMIC Trust, Series 1996-C1, Class 1A........        05/25/26             6.750             29,676
    145     LB Commercial Conduit Mortgage Trust,
              Series 1998-C4, Class A1A.......................        08/15/06             5.870            140,909
    132     Morgan Stanley Capital I, Series 1997-WF1, Class
              A +.............................................        10/15/06             6.830            133,480
                                                                                                        ------------
Total Collateralized Mortgage Obligations (cost--$403,441)....                                              399,683
                                                                                                        ------------

CORPORATE BONDS--51.92%
BANKS--2.18%
    135     MBNA Capital 1....................................        12/01/26             8.278            130,913
                                                                                                        ------------

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

PRINCIPAL
 AMOUNT
  (000)                                                            MATURITY DATES      INTEREST RATES      VALUE
---------                                                       --------------------  ----------------  ------------
CORPORATE BONDS--(CONTINUED)
BEVERAGES & ENTERTAINMENT--0.89%
  $  55     Seagram Joseph E & Sons Incorporated..............        12/15/05             6.625%       $    53,142
                                                                                                        ------------
FINANCIAL SERVICES--12.33%
    175     Associates Corporation North America..............        11/01/08             6.250            166,151
    125     AT&T Capital Corporation Medium Term Note.........        01/16/01             6.875            124,637
    150     Commercial Credit Group Incorporated..............        01/01/08             6.250            142,208
    170     Ford Motor Credit Company.........................  04/28/03 to 01/12/09   5.800 to 6.125       162,896
    110     Heller Financial Incorporated.....................        03/19/04             6.000            106,561
     40     Norwest Financial Incorporated....................        02/03/09             5.625             36,438
                                                                                                        ------------
                                                                                                            738,891
                                                                                                        ------------
INSURANCE--11.71%
    250     American Re Corporation...........................        12/15/26             7.450            256,659
    235     Hartford Financial Services Group Incorporated....        11/01/08             6.375            225,393
    225     Loews Corporation.................................        12/15/06             6.750            219,701
                                                                                                        ------------
                                                                                                            701,753
                                                                                                        ------------
MANUFACTURING-DIVERSIFIED--1.25%
     75     Tyco International Group S A......................        06/15/01             6.125             74,730
                                                                                                        ------------
MEDIA--1.58%
     95     News America Holdings Incorporated................        10/17/96             8.250             94,465
                                                                                                        ------------
OIL REFINING, DISTRIBUTION--1.71%
    105     Conoco Incorporated...............................        04/15/04             5.900            102,314
                                                                                                        ------------
REAL ESTATE INVESTMENT TRUST--1.32%
     80     First Industrial LP...............................        05/15/27             7.150             78,979
                                                                                                        ------------
SECURITIES/ASSET MANAGEMENT--7.66%
     95     Lehman Brothers Holdings Incorporated.............        04/01/04             6.625             92,692
    235     Merrill Lynch & Company Incorporated..............  02/12/03 to 02/17/09       6.000            227,194
    145     Morgan Stanley Group Incorporated.................        01/20/04             5.625            139,239
                                                                                                        ------------
                                                                                                            459,125
                                                                                                        ------------
TELEPHONE--4.55%
    150     AT&T Corporation..................................        03/15/09             6.000            140,787
    140     US West Capital Funding Incorporated..............        07/15/08             6.375            131,730
                                                                                                        ------------
                                                                                                            272,517
                                                                                                        ------------
TOBACCO--3.52%
    150     Phillip Morris Companies Incorporated.............        01/15/27             7.750            151,655
     60     RJ Reynolds Tobacco Holdings Incorporated.........        05/15/03             7.375             59,081
                                                                                                        ------------
                                                                                                            210,736
                                                                                                        ------------

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

PRINCIPAL
 AMOUNT
  (000)                                                            MATURITY DATES      INTEREST RATES      VALUE
---------                                                       --------------------  ----------------  ------------
CORPORATE BONDS--(CONCLUDED)
YANKEE--3.22%
  $ 100     Household International Netherlands B V...........        12/01/03             6.200%       $    98,034
    100     Imperial Tobacco Overseas B V.....................        04/01/09             7.125             95,113
                                                                                                        ------------
                                                                                                            193,147
                                                                                                        ------------
Total Corporate Bonds (cost--$3,212,161)......................                                            3,110,712
                                                                                                        ------------
Total Investments (cost--$6,429,096)--105.82%.................                                            6,339,659
Liabilities in excess of other assets--(5.82)%................                                             (348,425)
                                                                                                        ------------
Net Assets--100.00%...........................................                                          $ 5,991,234
                                                                                                        ------------
                                                                                                        ------------

-----------------

@      Interest rate shown is the discount rate at date of purchase.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
FDIC   Federal Deposit Insurance Corporation.
REMIC  Real Estate Mortgage Investment Conduit.
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate principal amount (generally +/-1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                     JUNE 30, 1999(UNAUDITED)

ASSETS
Investments, at value (cost--$6,429,096)...............................................................  $6,339,659
Dividends and interest receivable......................................................................      74,543
Other assets...........................................................................................         956
                                                                                                         ----------
Total assets...........................................................................................   6,415,158
                                                                                                         ----------

LIABILITIES
Payable for investments purchased......................................................................     384,619
Payable to custodian...................................................................................      14,029
Payable to investment adviser and administrator........................................................       2,514
Accrued expenses and other liabilities.................................................................      22,762
                                                                                                         ----------
Total liabilities......................................................................................     423,924
                                                                                                         ----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--674,624 shares (unlimited amount
  authorized)..........................................................................................   6,037,845
Undistributed net investment income....................................................................     160,645
Accumulated net realized loss from investments.........................................................    (117,819)
Net unrealized depreciation of investments.............................................................     (89,437)
                                                                                                         ----------
Net assets.............................................................................................  $5,991,234
                                                                                                         ----------
                                                                                                         ----------
Net asset value, offering price and redemption value per share.........................................  $     8.88
                                                                                                         ----------
                                                                                                         ----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                    FOR THE SIX
                                                                                                                   MONTHS ENDED
                                                                                                                   JUNE 30, 1999
                                                                                                                    (UNAUDITED)
                                                                                                                 -----------------

INVESTMENT INCOME:
Interest.......................................................................................................     $   215,521
                                                                                                                 -----------------

EXPENSES:
Investment advisory and administration.........................................................................          16,711
Legal and audit................................................................................................          15,769
Reports and notices to shareholders............................................................................          14,045
Trustees' fees.................................................................................................           3,750
Custody and accounting.........................................................................................           3,012
Transfer agency fees and related service expenses..............................................................             750
Other expenses.................................................................................................             839
                                                                                                                 -----------------
                                                                                                                         54,876
                                                                                                                 -----------------
Net investment income..........................................................................................         160,645
                                                                                                                 -----------------

REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investments...........................................................................        (117,727)
Net change in unrealized depreciation of investments...........................................................        (251,986)
                                                                                                                 -----------------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS............................................................        (369,713)
                                                                                                                 -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................................     $  (209,068)
                                                                                                                 -----------------
                                                                                                                 -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                                  1999       DECEMBER 31,
                                                              (UNAUDITED)        1998
                                                              ------------   ------------
FROM OPERATIONS:
Net investment income.......................................  $   160,645    $   413,096
Net realized gains (losses) from investments................     (117,727)       204,734
Net change in unrealized appreciation/depreciation of
  investments...............................................     (251,986)      (120,604)
                                                              ------------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (209,068)       497,226
                                                              ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................      --            (416,693)
Net realized gains from investment transactions.............      --            (139,524)
                                                              ------------   ------------
                                                                  --            (556,217)
                                                              ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares........................      692,925        999,990
Cost of shares repurchased..................................   (1,817,201)    (1,953,577)
Proceeds from dividends reinvested..........................      554,995        437,300
                                                              ------------   ------------
Net decrease in net assets from beneficial interest
  transactions..............................................     (569,281)      (516,287)
                                                              ------------   ------------
Net decrease in net assets..................................     (778,349)      (575,278)

NET ASSETS:
Beginning of period.........................................    6,769,583      7,344,861
                                                              ------------   ------------
End of period (including undistributed net investment income
  of $160,645 at June 30, 1999).............................  $ 5,991,234    $ 6,769,583
                                                              ------------   ------------
                                                              ------------   ------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of each Portfolio are offered only to insurance company separate accounts that fund benefits under certain variable annuity contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  The ability of the issuers of debt securities including mortgage and asset backed securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and paid monthly, at an annual rate of 0.50% of the Portfolio average daily net assets.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. For the six months ended June 30, 1999 there was no security lending activity by the Portfolio.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at June 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  At June 30, 1999, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (investment having an excess of value over cost)....................................   $  46,933
Gross depreciation (investment having an excess of cost over value)....................................    (136,370)
                                                                                                         -----------
Net unrealized depreciation of investments.............................................................   $ (89,437)
                                                                                                         -----------
                                                                                                         -----------

  For the six months ended June 30, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $6,873,644 and $7,867,333, respectively.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                          FOR THE SIX      FOR THE
                                          MONTHS ENDED    YEAR ENDED
                                            JUNE 30,     DECEMBER 31,
                                              1999           1998
                                          ------------   ------------
Shares sold.............................      76,419        103,845
Shares redeemed.........................    (201,064)      (202,430)
Reinvestment of dividends...............      60,655         46,931
                                          ------------   ------------
Net decrease............................     (63,990)       (51,654)
                                          ------------   ------------
                                          ------------   ------------

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                               FOR THE SIX
                                               MONTHS ENDED
                                                 JUNE 30,                     FOR THE YEARS ENDED DECEMBER 31,
                                                   1999         ------------------------------------------------------------
                                               (UNAUDITED)        1998         1997         1996         1995         1994
                                               ------------     --------     --------     --------     --------     --------
Net asset value, beginning of period.........    $  9.17        $   9.29     $   9.10     $   9.49     $   8.71     $   9.61
                                               ------------     --------     --------     --------     --------     --------
Net investment income........................       0.24            0.56         0.55         0.50         0.56         0.26
Net realized and unrealized gains (losses)
 from investments............................      (0.53)           0.07         0.19        (0.37)        0.79        (0.89)
                                               ------------     --------     --------     --------     --------     --------
Net increase (decrease) from investment
 operations..................................      (0.29)           0.63         0.74         0.13         1.35        (0.63)
                                               ------------     --------     --------     --------     --------     --------
Dividends from net investment income.........     --               (0.56)       (0.55)       (0.52)       (0.57)       (0.27)
Distributions from net realized gains on
 investments.................................     --               (0.19)       --           --           --           --
                                               ------------     --------     --------     --------     --------     --------
Total dividends and distributions............       0.00           (0.75)       (0.55)       (0.52)       (0.57)       (0.27)
                                               ------------     --------     --------     --------     --------     --------
Net asset value, end of period...............    $  8.88        $   9.17     $   9.29     $   9.10     $   9.49     $   8.71
                                               ------------     --------     --------     --------     --------     --------
                                               ------------     --------     --------     --------     --------     --------
Total investment return (1)..................      (3.16)%          6.83%        8.13%        1.41%       15.44%       (6.56)%
                                               ------------     --------     --------     --------     --------     --------
                                               ------------     --------     --------     --------     --------     --------
Ratios/Supplemental Data:
Net assets, end of period (000's)............    $ 5,991        $  6,770     $  7,345     $  7,902     $  9,147     $  7,638
Expenses to average net assets...............       1.64%*          1.27%        1.43%        1.62%        1.01%        1.56%
Net investment income to average net
 assets......................................       4.81%*          5.39%        5.54%        5.04%        5.56%        4.61%
Portfolio turnover rate......................        105%            101%          95%         282%         136%          36%

-----------------

*    Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

SEMIANNUAL REPORT

----------------------------------------
MITCHELL
HUTCHINS SERIES
TRUST



HIGH GRADE
FIXED INCOME
PORTFOLIO





JUNE 30, 1999


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